                                                                  EXHIBIT 10.17
                                SERVICE AGREEMENT

This Agreement dated as of ___ 5/12/1999 by and between Hyperion Communications of New Jersey, LLC and ____________ FastNet ____________________ ("Customer").

Hyperion is a certified local exchange, switched access, long distance and dedicated access service carrier.

Customer is desirous of Hyperion providing to Customer telecommunications service(s) and hereby agrees to purchase the services(s) at the cost(s) and term(s) as set forth herein.

In consideration of the mutual promises and covenants contained herein the parties agree to the following:

--------------- ----------------------------- -------- -------------- ------------- ------------ --------------
                                                                                                     Total
                                                                         Total        Monthly       Monthly
                                                       Installation   Installation   Recurring     Recurring
   Quantity               Service              Term        Cost           Cost         Cost          Cost
--------------- ----------------------------- -------- -------------- ------------- ------------ --------------
      56                    PRI                  1          $0             $0          [*]         $20,160**
--------------- ----------------------------- -------- -------------- ------------- ------------ --------------
      3                 Blocks 20#'s             1          $0             $0          [*]            $48
--------------- ----------------------------- -------- -------------- ------------- ------------ --------------

--------------- ----------------------------- -------- -------------- ------------- ------------ --------------

--------------- ----------------------------- -------- -------------- ------------- ------------ --------------

--------------- ----------------------------- -------- -------------- ------------- ------------ --------------
                                              Total*                        $0                      $20,208
--------------- ----------------------------- -------- -------------- ------------- ------------ --------------

[**2 Months Free Service from date of Installation]

(Additional Terms and Conditions follow on the reverse side.)

CUSTOMER INFORMATION & APPROVAL

Company Name:                FastNet                    Name:                      Phil Weller
              -------------------------------                 ------------------------------------------
Address:  3864 Courtney St., Ste. 130                   Title:                     Vice-President
        -------------------------------------                 ------------------------------------------
City, state, ZIP:  Bethlehem, PA 18017                  Signature:  /s/ Phil Weller
                 ----------------------------                     --------------------------------------

Account Executive                                       Sales Manger               Phil Weller
-----------------                                       ------------               ---------------------
Name:                        Mark A. Sirianni           Name:                      John Hellgren
     ----------------------------------------                -------------------------------------------
Signature:                                              Signature:
          -----------------------------------                     --------------------------------------

General Manager
---------------
Name:  Barak Byers
Signature:
          -----------------------------------

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                         ADDITIONAL TERMS AND CONDITIONS

1. PAYMENT. Payment for service(s), including applicable federal, state, and local taxes, is due upon receipt of invoice. Beginning thirty (30) days after the date of invoice, interest on late payments will accrue at the rate of 1.5% per month, or the highest rate allowed by law on the unpaid balance, whichever is lower.

2. ADDITIONAL CHARGES. Customer is subject to the applicable charges for moves, adds, changes, and upgrades for those items covered by this Service Agreement. All service(s) other than those stated herein will be provided at the prevailing charges.

3. TARIFFS. Additional terms and conditions of this Service Agreement are set forth in Hyperion tariffs which are subject to change and are on file with the applicable state and/or federal regulatory authorities. Except for the cost(s) of service(s) on a term of more than month to month, these tariffs fully determine the rights and obligations of Customer and, in the event of any conflicts between this Service Agreement and the tariff, the tariff shall control.

4. TOTAL SERVICE RESALE. In the event that service(s) are sold to customer via Total Service Resale, Hyperion reserves the right to transfer Customer, at no additional charge, to Hyperion's partial or total on-net services.

5. ASSUMPTION/PURCHASE OF CONTRACT. In the event that Hyperion assumes or purchases an existing contract between Customer and another telecommunications carrier, Customer shall be indemnified and held harmless against any and all termination liability associated with said contract so long as Customer enters into a Service Agreement with Hyperion for a term equal to or greater than the remaining term of Customer's existing contract.

6. NOTICE OF TERMINATION. In the event Customer intends to terminate this Service Agreement prior to expiration of the term set forth herein, if more than a month to month term, Customer shall provide Hyperion three (3) months written notice. In the event that Customer does not so notify Hyperion, Customer shall owe Hyperion an additional three (3) months of charges in additional to the termination liability outlined below.

7. TERMINATION LIABILITY. If Customer terminates service prior to the fulfillment of the term, then a termination liability will be due to Hyperion from Customer. The termination liability shall be the greater of the following:

     a) the difference between the term period and the actual number of months the service has been in effect at the time of termination multiplied by the monthly rate for such service; or

     b) the termination liability charges associated with such assumed or purchased contract.